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                                                                Exhibit 10.67(b)

                    List of Contents of Exhibit and Schedules
                 to the Heads & Threads Merger Agreement

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
Exhibits

   A        Definitions
   B-1      Form of New Employment Agreement
   B-2      Form of New Employment Agreement
   B-3      Form of New Employment Agreement
   C        Form of Solvency Opinion

Schedules

   4.1      Organization
   4.3      Company Subsidiaries
   4.5      No Violation
   4.6      Financial Statements
   4.7      Undisclosed Liabilities, Etc.
   4.8      Certain Changes
   4.9      Encumbrances
   4.10     Certain Properties
   4.11     Taxes
   4.12     Contracts
   4.13     Litigation
   4.14     Intellectual Property
   4.15     Compliance with Laws
   4.16     Environmental Matters
   4.17     Governmental Authorizations
   4.18     Employee Benefit Plans
   4.19     Related Party Transactions
   4.22     Insurance
   4.23     Bank Accounts; Powers of Attorney
   4.24     Product Warranties
   4.26     Certain Disclosures
   4.27     Employees
   6.2      Conduct of Business Prior to Closing
   8.2      Consents and Approvals
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